Exhibit 99.1

www.vnue.com Ticker: VNUE OTCQB

Quick Reference

Company: VNUE Inc.

Ticker Symbol: VNUE

Website: www.vnue.com

Contact: info@vnue.com

- Fully reporting with the SEC
- Uplifted to the OTCQB market on February 17, 2016

Business Summary

VNUE is a live entertainment music service company which brings bands and fans together by capturing professional quality audio and video recordings of live performances and delivers the experience of a venue to your home and hand. VNUE is streamlining the processes of clearing, capturing, curating distribution & monetization by managing and simplifying the complexities of the music ecosystem. VNUE captures content through its Front of House mobile application and provides worldwide distribution and monetization through a suite of mobile, web administration applications, allowing an artist to seamlessly deliver and sell their live performances directly to the fans who attend their shows.

Part of VNUE's overarching goal is to empower not only artists, labels, and publishers, but also music venues. The innovation in our live concert products extend beyond simply delivering content from the soundboard to mobile devices; but rather enhancing the communication between the artist, the fan, and the venue.

To generate income from live music production for the artist & industry while connecting the fan to the venue through a highly personalized experience. ——————————————————————————————————————— ——————————————————————————————————————— ————————————————————————————————————————————— ————————————————————————————————————————————— ——————————————————————————————————— Mission APPLE TV IPHONE FRONT OF HOUSE ARTIST ADMINISTRATOR WEB / MAC APP

ARTIST ADMIN ———————————————————————————————————————————————————————————————————————————————————— The Artist Administrator is a dashboard used to handle show scheduling, song clearances, distribution, and revenue overview. FRONT OF HOUSE ——————————————————————————————————————————————————————————————————————————————— The Front of House is an iPad application used to capture live performances from the soundboard, and then upload to VNUE’s cloud for distribution. For Artists

LABEL ADMIN ———————————————————————————————————————————————————————————————————————————————————— VNUE is creating an enterprise - level content management system with administration features built to: oversee all live content and copyright clearances, as well as track revenue across venues all over the world. Each artist, label, publisher, and venue will receive a custom dashboard for their respective needs. For Industry

CONSUMER APPLICATIONS ———————————————————————————————————————————————————————————————————————————————————— VNUE is creating a new line of consumer products which will allow fans to relive a life - changing show from the night before, or catch up on their favorite band’s recent show on tour across the world. Shortly after a show’s conclusion, content will be available for purchase on VNUE’s mobile, desktop, and IPTV applications. Additionally, the audio and video (when applicable) will also be syndicated for sale across digital music retailers. For Fans

Business Model

01

ARTISTS SIGN UP

Artists will add tracks for clearance and schedule shows for capturing.

We pre-clear all assets prior to capturing performances. This ensures we can distribute and sell content on all OTT and digital platforms worldwide.



02

CAPTURE THE LIVE PERFORMANCE

During a show, VNUE captures audio and video from the soundboard and production team, which is then pushed directly to the cloud for mastering.

We use our proprietary Front of House application to sync audio and video for post production.



03

MONETIZE AND DISTRIBUTE

Upon completion of the show, VNUE pushes audio immediately to fans who pre-ordered the performance inside the venue.

Mastered audio and video is available for purchase from 3rd party distributors a few days after the show.



04

PUBLISHING AND PAYOUTS

Artists are first; they begin receiving payments shortly after sales commence and then on a monthly basis thereafter.

Our proprietary administration system uses the most up-to-date royalty data to ensure songwriters are paid promptly and correctly.

—————————————————————————————————————————————————————————— ————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————— ——— —————————————————————————————————————————————————————————————— 01 Access Capture Master Clear Distribute VNUE’s evolving relationships with artists, labels, management companies, brands and venues will be an essential piece of creating an ecosystem which will foster the creation and advancement of the live music market. We curate, onboard artists, and expand our access to bands using these relationships to grow our network of content creators. The 5 Keys to Live Music

—————————————————————————————————————————————————————————— ————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————— ——— —————————————————————————————————————————————————————————————— 02 Access Capture Master Clear Distribute VNUE’s combination of professional, and cost - effective audio & video capturing provides a beautiful product at a competitive price, while also meeting the industry’s rigorous quality standards. We have several options for efficiently capturing audio & video, all of which are scalable and meet the rigorous specification requirements of major encoding houses and distribution outlets. The 5 Keys to Live Music

—————————————————————————————————————————————————————————— ————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————— ——— —————————————————————————————————————————————————————————————— 03 Access Capture Master Clear Distribute VNUE conducts all audio & video mastering in - house, which increases quality and output, while decreasing the QA cycle required before selling content. View a portfolio of our content on Vimeo Pro . The 5 Keys to Live Music

—————————————————————————————————————————————————————————— ————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————— ——— —————————————————————————————————————————————————————————————— 04 Access Capture Master Clear Distribute In addition to our artist relationships, we are expanding our partnerships to include licensing, publishing, and PROs. Our primary goal for each performance captured is clearance , to ensure all artists, labels, and songwriters are paid fairly and promptly. The 5 Keys to Live Music

—————————————————————————————————————————————————————————— ————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————— ——— —————————————————————————————————————————————————————————————— 05 Access Capture Master Clear Distribute VNUE is first and foremost a platform for distribution. We use our quickly growing catalog to leverage promotions with our loyal distribution partners. Building our primary distribution outlet seamlessly within the Apple device ecosystem, VNUE will have complete control over content syncing using iCloud. This will ensure the best possible experience for the end user and customer. The 5 Keys to Live Music

Recent Press Releases *source: http://app.quotemedia.com/data/downloadFiling?webmasterId=101533&ref=10560139&type=HTML&symbo l=VNUE&companyName=VNUE+Inc&formType=8 - K&dateFiled=2015 - 11 - 05&cik=0001376804 *source: http://www.prnewswire.com/news - releases/vnue - inc - signs - 10000000 - equity - purchase - agreement - 300222731.html *source: http://www.prnewswire.com/news - releases/vnue - inc - verified - for - trading - on - the - otcqb - venture - market - 300221779.html

Rapidly Expanding Live Music Market “Fans that buy concert tickets are worth more. They spend nearly twenty times as much on music (including tickets) than non - ticket buyers: $276 compared to $15.” - Russ H. Crupnick, Managing Partner | MusicWatch Inc. *source: http://www.musicwatchinc.com/blog/from - stream - to - ticket - mapping - the - value - of - music - discovery/

Rapidly Expanding Live Music Market “I think there's going to be a lot more done with recordings of live events. The beauty of the new digital space is, you're not confined to shelf space in a store... So if someone goes to a gig and they want to download the set list, or they want to see the video, it's just about putting it up on a server. The rights for those recordings will reside with the record companies and the publishers, so I think we're going to see a lot more exploration of monetizing live performances.” - Rob Wells, CEO | Crowdmix (former Head of Digital Music | Universal Music Group) *source: http://www.billboard.com/articles/business/6458297/group - m - study - new - music - model - brands - live - digital

Certain statements and information in this presentation are forward - looking statements and may contain forward - looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b - 6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in thi s presentation, including, without limitation, statements regarding potential future plans and objectives of the company, are f orw ard - looking statements based on our current plans and expectations and are subject to risks, uncertainties, and assumptions. Accordingly, these forward - looking statements should be evaluated with consideration given to the many risks and uncertainties that could cause actual results and events to differ materially from those in the forward - looking statements including those ris ks set forth in our periodic filings with the Securities and Exchange Commission. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such stateme nts . New risks emerge from time to time. It is not possible for management to predict all such risk factors or to assess the impac t o f such risks on our business which could prevent the prompt implementation of any strategically significant plan(s) outlined ab ove . Accordingly, we undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise, after the date of this release. Forward - Looking Statements

17 www.vnue.com Ticker: VNUE OTCQB